Consolidated Statements of Operations - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Revenue	$ 4,409	$ 2,772
Cost of revenue	9,848	7,101
Gross loss	(5,439)	(4,329)
Operating expenses:
Research and development	2,030	1,450
Selling, general and administrative	10,572	4,844
Total operating expenses	12,602	6,294
Loss from operations	(18,041)	(10,623)
Other income (expense), net:
Interest income and other	709	(16)
Gain on forgiveness of PPP loan	0	743
Total other income, net	709	727
Net loss	$ (17,332)	$ (9,896)
Weighted-average common shares outstanding:
Weighted average shares outstanding, basic	71,342,720	65,764,450
Weighted average shares outstanding, diluted	71,342,720	65,764,450
Net loss per share of common stock:
Basic net income (loss) per ordinary share	$ (0.24)	$ (0.15)
Diluted net income (loss) per ordinary share	$ (0.24)	$ (0.15)